EXHIBIT 99

CERTIFICATION

CERTIFICATION PURSUANT TO

18 U.S.C. ‘ 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB for the year ended March 31, 2003 (the “Report”) of Sistersville Bancorp, Inc., the (“Company”) as filed with the Securities and Exchange Commission on the date hereof, I, Stanley M. Kiser, President and Chief Executive Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 25, 2003	/s/ Stanley M. Kiser
Stanley M. Kiser President and Chief Executive Officer (Principal Executive Officer and Principal Accounting and Financial Officer)